Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 25: SUBSEQUENT EVENTS

In January 2015, Navios Acquisition redeemed 250 shares of the Series D Preferred Stock and paid $2,500 to the holder upon exercise of the put option granted. On February 28, 2015, 200 shares of the Series D preferred stock were mandatorily converted into 200,000 shares of common stock.

On January 8, 2015, Navios Acquisition took delivery of the Nave Sextans, a newbuilding 49,999 dwt MR2 product tanker, from an unaffiliated third party for a purchase price of $31,500.

In February 2015, Navios Acquisition terminated the newbuilding contracts for two MR2 product tankers, with no exposure to the Company, due to the shipyard's inability to issue a refund guarantee.

On February 6, 2015, Navios Acquisition took delivery of the Nave Velocity, a newbuilding 49,999 dwt MR2 product tanker, from an unaffiliated third party for a purchase price of $35,500.

On February 6, 2015, the Board of Directors declared a quarterly cash dividend in respect of the fourth quarter of 2014 of $0.05 per share of common stock payable on April 2, 2015 to stockholders of record as of March 18, 2015. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Acquisition's cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.